Acquisition of Construction Services Businesses - Schedule of Unaudited Pro Forma Consolidated Financial Information (Detail) - Link-Line, W.S. Nicholls, and Brigadier [Member]
$ / shares in Units, $ in Thousands
12 Months Ended
Dec. 31, 2014 USD ($) $ / shares
Business Acquisition [Line Items]
Total operating revenues | $	$ 2,295,318
Net income attributable to Southwest Gas Corporation | $	$ 149,588
Basic earnings per share | $ / shares	$ 3.22
Diluted earnings per share | $ / shares	$ 3.19